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                          SHORT-TERM INVESTMENTS CO.

                               PRIME PORTFOLIO
                            (CASH MANAGEMENT CLASS)
                             (INSTITUTIONAL CLASS)
                          (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)
                                (RESOURCE CLASS)

                        Supplement dated March 27, 1997
       to the Statement of Additional Information dated December 30, 1996


         A "business day of the Portfolio" is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Fund's custodian bank, are open for business. The Portfolio, however, reserves the right to change the time for which purchase and redemption requests must be submitted to the Portfolio for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

         On March 11, 1997, the Board of Directors increased the size of the Board of Directors from nine (9) Directors to ten (10) Directors, and elected Mr. Jack Fields to fill the vacancy created by such increase in size. Mr. Fields' address is P.O. Box 2406, Humble, TX 77347 and he is 45 years old.
Mr. Fields' principal occupation during the last five years was as a member of the U.S. House of Representatives.

         On March 12, 1997, Messrs. Crockett, Fields, Frischling, and Sklar were appointed by the Board of Directors as members of the Audit Committee of the Board of Directors; Messrs. Fields, Frischling, Robinson, and Sklar were appointed by the Board of Directors as members of the Investments Committee of the Board of Directors; and Messrs. Fields and Robinson were appointed by the Board of Directors as members of the Nominating and Compensation Committee of the Board of Directors. In addition, on March 12, 1997, Mr. Crockett was appointed Vice Chairman of the Nominating and Compensation Committee.